SECOND AMENDMENT

TO THE

LABORATORY CORPORATION OF AMERICA HOLDINGS

DEFERRED COMPENSATION PLAN

THIS SECOND AMENDMENT to the Laboratory Corporation of America Holdings

Deferred Compensation Plan is made this 21st day of April 2005

WHEREAS, Laboratory Corporation of America Holdings, a Delaware corporation (“Company”) created the Laboratory Corporation of America Holdings Deferred Compensation Plan (“Plan”) with an original effective date of January 1, 2002; and

WHEREAS, pursuant to Section 9.4, the Company’s Board of Directors (“Board”) has the right to amend the Plan at any time; and

WHEREAS, the Company has amended the Plan by a First Amendment dated December 8, 2004; and

WHEREAS, the Board has determined to amend the Plan for prospective compliance with the American Jobs Creation Act of 2004 as interpreted by IRS Notice 2005-1.

NOW, THEREFORE, the Board does hereby make this Second Amendment to the Plan.

1. Grandfathering of Pre-2005 Deferrals. The Plan document, as it existed prior to the First Amendment and this Amendment, shall apply to all amounts deferred in Plan Years ending on or before December 31, 2004, provided that a Participant has a legally binding right to be paid such amounts on December 31, 2004, and that the Participant’s right to such amounts is earned and vested on December 31, 2004. To the extent that any pre-2005 deferrals are so grandfathered, the earnings on such deferrals shall similarly only be subject to the original Plan document prior to any amendments thereto.

All other deferrals and the earnings thereon shall be subject to the Plan document as amended by the First Amendment thereto for compliance with Code Section 409A.

2. Effective Date. This Second Amendment to the Plan shall be effective January 1,

2005.

IN WITNESS WHEREOF, pursuant to Section 9.4 of the Plan, the undersigned officer of. the Company has caused this Second Amendment to the Plan to be executed as of the date first written above.

LABORATORY CORPORATION OF

AMERICA HOLDINGS

By:	/S/ BRADFORD T. SMITH
Bradford T. Smith, Executive Vice President